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Exhibit 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) [ ]

WELLS FARGO BANK, NATIONAL ASSOCIATION
(Exact name of trustee as specified in its charter)

Not Applicable	94-1347393
(State of incorporation if not a U.S. national bank)	I.R.S. employer identification no.)
505 Main Street, Suite 301 Fort Worth, Texas (Address of principal executive offices)	76102 (Zip code)

Wells Fargo & Company
Law Department, Trust Section
MAC N9305-172
Sixth and Marquette, 17th Floor
Minneapolis, MN 55479
(agent for services)

MARKWEST ENERGY PARTNERS, L.P.
MARKWEST ENERGY FINANCE CORPORATION
(Exact name of obligor as specified in its charter)

Delaware	27-0005456
Delaware	20-1805917
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

8 1/2% Series A Senior Notes due 2016
(Title of the indenture securities)

Item 1.    General Information. Furnish the following information as to the trustee:

  (a)
  Name and address of each examining or supervising authority to which it is subject.

  Comptroller of the Currency,
  Treasury Department
  Washington, D.C. 20230

  Federal Deposit Insurance Corporation
  Washington, D.C. 20429

  Federal Reserve Bank of San Francisco
  San Francisco, CA 94120

  (b)
  Whether it is authorized to exercise corporate trust powers.

        The trustee is authorized to exercise corporate trust powers.

Item 2.    Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

        None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.    Foreign Trustee. Not applicable.

Item 16.    List of Exhibits.

        Wells Fargo Bank incorporates by reference into this Form T-1 exhibits attached hereto.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*
Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence for Wells Fargo Bank, National Association, dated November 28, 2001.*
Exhibit 3.	A copy of the authorization of the trustee to exercise corporate trust powers. A copy of the Comptroller of the Currency Certificate of Corporate Existence (with Fiduciary Powers) for Wells Fargo Bank, National Association, dated November 28, 2001.*
Exhibit 4.	Copy of By-laws of the trustee as now in effect.*
Exhibit 5.	Not applicable.
Exhibit 6.	The consents of United States institutional trustees required by Section 321(b) of the Act.
Exhibit 7.	Attached is a copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.
Exhibit 8.	Not applicable.
Exhibit 9.	Not applicable.

*
Incorporated by reference to exhibit number 25 filed with registration statement number 333-87398.

SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas and State of Texas on the 18th day of August, 2006.

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:
/s/ PATRICK T. GIORDANO Patrick T. Giordano

Exhibit 6

August 18, 2006

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

        In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request thereof.

Very truly yours,
WELLS FARGO BANK, NATIONAL ASSOCIATION
By:
/s/ PATRICK T. GIORDANO Patrick T. Giordano, Vice President

Exhibit 7

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SIGNATURE
Exhibit 6
Exhibit 7